Exhibit 10.86

       THIS FIRST PREFERRED FLEET MORTGAGE, dated the 25th day of May, 1995, is made and given by READING & BATES OFFSHORE, LIMITED, an Oklahoma corporation with its principal place of business at 901 Threadneedle, Houston, Texas 77079 (the "Mortgagor"), to THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation with an office at 1211 Avenue of the Americas, New York, NY 10036 (the "Mortgagee").

                       W I T N E S S E T H:

       WHEREAS, the Mortgagor is the sole owner of the whole of the following vessel:

            Name                     Official No.

            F.G. McCLINTOCK          562059

  which vessel has been duly documented in the name of the Mortgagor under the laws of the United States and having its home port and port of documentation at Houston, Texas (the "Vessel") and, in addition, is in the process of purchasing the U.S. flag vessel, GEORGE H. GALLOWAY, Official No. 651646 (the "Other Vessel," the Vessel and the Other Vessel being referred to herein collectively as the "Vessels");

       WHEREAS, the Mortgagor, as borrower and the Mortgagee are parties to a Loan Agreement dated as of May 25, 1995, a copy of which is annexed hereto as Annex I and made a part hereof (said Loan Agreement, as the same may be amended, supplemented or otherwise modified from time to time, being herein called "Loan Agreement"), pursuant to which the Mortgagee has agreed to make a loan to the Mortgagor with respect to the Vessels in an aggregate amount not to exceed Twenty Five Million United States Dollars (USD 25,000,000) (the "Loan");

       WHEREAS, the Loan will be evidenced by a secured promissory note made by the Mortgagor in favor of the Mortgagee (the "Note") in the aggregate principal amount not to exceed Twenty Five Million United States Dollars (USD
  25,000,000), dated the date of the Loan and in the form annexed hereto as Exhibit A to the Loan Agreement, payable in accordance with the provisions of Article I of the Loan Agreement including provisions therein set forth for payment of interest at rates set forth in the Loan Agreement;

       WHEREAS, the Mortgagor has agreed to execute and deliver to the Mortgagee this Mortgage (herein, as the same may from time to time be amended, supplemented or otherwise modified, called the "Mortgage"), in order to secure the payment in full of its obligations as contained in the Loan Agreement and to execute and deliver a supplement to this Mortgage substantially in the form of Annex II hereto extending the lien of this Mortgage to the Other Vessel upon the completion of its purchase by the Mortgagor;

       NOW, THEREFORE, in consideration of the foregoing premises and of other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and in order to secure the payment and performance of (i) all obligations, undertakings and liabilities of Mortgagor, now existing or hereafter incurred, under, arising out of, or in connection with the Loan Agreement and the Note; (ii) the unpaid principal amount of, and accrued interest on, the Note;
  (iii) all obligations, undertakings and liabilities of Mortgagor now existing or hereafter incurred, under, arising out of or in connection with this Mortgage; and (iv) any and all other present and future indebtedness, obligations, undertakings and liabilities of any kind whatsoever of Mortgagor to Mortgagee arising out of the Loan Agreement, whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, secured or unsecured, matured or unmatured and whether originally contracted with Mortgagee or otherwise acquired by Mortgagee or from time to time reduced and thereafter increased, the Mortgagor has granted, conveyed, mortgaged, pledged, assigned, transferred, set over and confirmed and by these presents does grant, convey, mortgage, pledge, assign, transfer, set over and confirm unto the Mortgagee, its successors and assigns, the whole of the Vessel, together with all of the boilers, engines, generators, air compressors, cranes, machinery, masts, spars, rigging, boats, anchors, cables, chains, tackle, tools, pumps and pumping equipment, apparel, furniture, fittings and equipment, spare parts (excluding equipment not owned by the Mortgagor), and all other appurtenances thereunto appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, renewals and replacements hereafter made in or to the Vessel, or any part thereof, or in or to said appurtenances, all of which property shall be deemed to be included in the term "Vessel" as used in this Mortgage.

       Provided that, the Other Vessel and the appurtenances thereto subject to the lien of this Mortgage pursuant to the supplement to this Mortgage, and all additions, improvements renewals and replacements, which may be made in or to the Other Vessel or its appurtenances after the same shall have become subject to the lien of the Mortgage, shall be deemed to be encompassed within the term "Vessels", and the term "Vessel", whenever used, shall apply with equal force to each of the Vessels.

       TO HAVE AND TO HOLD all and singular the above mortgaged and described property unto the Mortgagee, its successors and assigns forever upon the terms herein set forth;

       PROVIDED, HOWEVER, and these presents are on the conditions that, if the Mortgagor, its successor or assigns shall pay and perform each and every one of the obligations, in accordance with the terms of the Loan Agreement, the Note, this Mortgage and any other instrument evidencing any obligation of the Mortgagor to the Mortgagee then these presents and the estate and rights hereunder shall cease, terminate and be void, otherwise to be and remain in full force and effect.

       The Mortgagor hereby agrees with the Mortgagee that each and every Vessel now or at any time subject to the lien of this Mortgage is to be held by the Mortgagee subject to the further agreements and conditions hereinafter set forth.

       Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Loan
  Agreement.

              ARTICLE 1. REPRESENTATIONS, WARRANTIES
                  AND COVENANTS OF THE MORTGAGOR

       In order to induce the Mortgagee to make the Loan provided for in the Loan Agreement and for Mortgagee to accept this Mortgage as collateral security for the payment of its obligations contained in the Loan Agreement, the Mortgagor represents and warrants to the Mortgagee and covenants with the Mortgagee that:

       Section 1.1 Payment and Performance of Obligations. The Mortgagor will pay, observe, perform and comply with each and every one of the covenants, terms and conditions herein expressed or implied, on its part to be observed, performed, or complied with.

       Section 1.2 Citizenship. The Mortgagor is a citizen of the United States as defined in Section 2 of the Shipping Act, 1916, as amended, duly qualified to engage in the coastwise trade and in foreign commerce of the United States, and shall remain such a citizen during the life of this Mortgage.

       Section 1.3 Ownership of Vessel Warranty and Defense of Title. The Mortgagor lawfully owns and is lawfully possessed of the whole of the Vessel free from any mortgage, security interest, lien, charge or encumbrance whatsoever other than the lien of this Mortgage and liens permitted, and to the extent permitted, by the provisions of Section 1.7 hereof and, upon acquisition of the Other Vessel by Mortgagor, Mortgagor will lawfully own and be lawfully possessed of the whole of the Vessels free from any mortgage, security interest, lien, charge or encumbrance whatsoever other than the lien of this Mortgage and liens permitted, and to the extent permitted, by the provisions of Section 1.7 hereof and the Mortgagor will warrant and defend the title to, and possession of each of the Vessels and every part thereof for the benefit of the Mortgagee against the claims and demands of all persons whomsoever.

       Section 1.4  Compliance with Laws.

       (a) Documentation. The Mortgagor will comply with and satisfy all provisions of the laws and regulations of the United States now or hereafter from time to time in effect in order that the Vessels shall continue to be documented vessels pursuant to the laws of the United States as a vessel of the United States under the United States flag with such endorsements as shall qualify each of the Vessels for participation in the trades and services to which it may be dedicated from time to time.

       (b) U.S. Code. Tit. 46. Ch. 313. The Mortgagor will, at its expense and at no cost to the Mortgagee, cause this Mortgage to be duly recorded at the U.S. Coast Guard Vessel Documentation Office at the Port of Houston, Texas in accordance with the provisions of 46 U.S.C. 31321, on the date hereof, and will otherwise comply with and satisfy all the applicable provisions of the U.S. Code, Tit. 46, Ch. 301 and Ch. 313, as amended, in order to establish, record and maintain this Mortgage as a First Preferred Mortgage thereunder upon the Vessels, and will do all such other acts and execute all such instruments, deeds, conveyances, mortgages and assurances as the Mortgagee shall reasonably require in order to subject the Vessels to the lien of this Mortgage as aforesaid.

       (c) Laws Treaties and Conventions. The Vessels shall, and the Mortgagor covenants that they will, at all times comply with all applicable laws, treaties and conventions and rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith.

       Section 1.5 Operation of the Vessels. The Mortgagor will not cause or permit the Vessels to be operated in any manner contrary to applicable law or regulation, or in any manner not permitted by the Loan Agreement or by any insurances required thereby and hereby, will not engage in any unlawful trade, violate any applicable law or carry any cargo that will expose the Vessels to penalty, forfeiture or capture and will not do, or suffer or permit to be done, anything which can or may injuriously affect the documentation of the Vessels under the laws and regulations of the United States of America. Mortgagor shall keep the operation of the Vessels within the permitted navigational limits set forth in the trading warranties of the policies of insurance covering each of the Vessels and in any case will not operate the Vessels, or permit the Vessels to be operated, in any area where such insurance would not be fully applicable and enforceable with respect to each of the Vessels and its operation.

       Section 1.6 Claims, Taxes, Fees, Etc. The Mortgagor will pay and discharge or cause to be paid and discharged all claims against, and fees, taxes, assessments, governmental charges, fines and penalties imposed on each Vessel, its cargoes or any income therefrom when due and payable, except those claims, fees, taxes, assessments, governmental charges and penalties being contested in good faith by appropriate proceedings for which adequate reserves are being maintained.

       Section 1.7 Liens. (a) Neither the Mortgagor, any charterer, the master of any Vessel nor any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed or continued upon any Vessel, its freights, profits or hires, any lien, security interest, encumbrance or charge whatsoever other than the lien of this Mortgage and Permitted Liens as defined below. Mortgagor agrees to hold a certified copy of this Mortgage in safekeeping with each Vessel's papers on board each Vessel and on demand to exhibit the same to any person having business with such Vessel, or to any representative of Mortgagee.

            (b) Mortgagor shall also place and cause to be displayed in a prominent place on board each Vessel and in a durable manner a notice printed in plain type of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, reading as follows:

     "NOTICE OF FIRST PREFERRED FLEET MORTGAGE AND OWNERSHIP"

       "This Vessel is owned by READING & BATES OFFSHORE, LIMITED, and is covered by a First Preferred Fleet Mortgage in favor of THE CIT GROUP/EQUIPMENT FINANCING, INC., as Mortgagee, under Chapter 313 of Title 46 of the United States Code. Under the terms of said First Preferred Fleet Mortgage neither Owner, any charterer nor any subcharterer nor the master of this Vessel nor any other person has the right, power or authority to create, incur or permit to be placed or imposed upon this Vessel, or upon title thereto or any interest therein any lien whatsoever other than liens for wages of the crew, for wages of stevedores when employed directly by a person listed in Section 31341 of Title 46 of the United States Code, or for general average or salvage."

            (c) Such notice shall be amended at the sole cost and expense of Mortgagor, upon request of Mortgagee, to reflect the identity of any successor Mortgagee.

            (d)  "Permitted Liens" shall mean:

                 (i) liens for wages of the crew, including the master of such Vessel, for wages of stevedores when employed directly by a person listed in 46 U.S. Code
       31341 or for general average or salvage;

                 (ii)   liens for  taxes,  assessments or  other
       governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided provision is made to the reasonable satisfaction of the Mortgagee for the eventual payment thereof in the event it is found that such is payable by the Mortgagor;

                 (iii) liens of carriers, warehousemen, mechanics, materialmen, landlords, operators of, and participants in, any oil, gas or mineral properties of the Mortgagor and maritime liens incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided provision is made to the reasonable satisfaction of the Mortgagee for the eventual payment thereof in the event it is found that such sums are payable by the Mortgagor;

                 (iv)  liens incurred in the ordinary course  of
       business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders and statutory obligations entered into in the ordinary course of business or to secure obligations on surety or appeal bonds in an aggregate amount not exceeding (1) USD 2,500,000 at any one time, (2) USD 5,000,000 in any calendar year and (3) USD 10,000,000 during the term of this Mortgage;

                 (v) judgment liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full by insurance;

                 (vi)  liens required  by the terms of  the Loan
       Agreement; and

                 (vii) liens existing as of the date of this Mortgage and disclosed in writing to the Mortgagor.

       Section 1.8 Exhibit of Mortgage. The Mortgagor shall exhibit and shall require that any other person having custody or control of such Vessel to exhibit a copy of this Mortgage to any person having business with the Vessel which might give rise to a maritime lien upon such Vessel or otherwise be deemed a sale, conveyance, mortgage or lease thereof and, on demand, to any representative of the Mortgagee.

       Section 1.9 Removal of Liens. The Mortgagor will not suffer to be continued any lien (other than Permitted Liens but only to the extent permitted under Section 1.7), encumbrance or charge on any Vessel other than this Mortgage, and in due course and in any event within thirty (30) days after the same shall become due and payable, (except for those claims or demands being contested in good faith by appropriate proceedings for which adequate reserves are being maintained), will pay or caused to be discharged or make adequate provisions for the satisfaction or discharge of all claims or demands secured by any lien, charge or encumbrance on such Vessel and will cause the Vessel to be released or discharged from any such lien, encumbrance or charge thereon.

       Section 1.10 Libel or Attachment. If a libel is filed against any Vessel or if any Vessel shall be attached, levied upon or taken into custody by virtue of any proceeding in any court or tribunal or by any government or other authority, the Mortgagor shall promptly notify the Mortgagee thereof by telecopier, confirmed by overnight letter addressed to the Mortgagee, and within three (3) Business Days after any such libel, levy, attachment or taking into custody will cause any such Vessel to be released and will promptly notify the Mortgagee of such release in the manner aforesaid.

       Section 1.11 Maintenance and Classification of Vessel. The Mortgagor will at all times and without cost or expense to the Mortgagee (a) maintain each Vessel and its machinery in such condition and repair as will keep the Vessel entitled to the highest classification in the American Bureau of Shipping, or other classification society of like standing approved in writing by the Mortgagee for such vessels, (b) keep each Vessel, its machinery, boilers, appurtenances and spare parts in a good state of repair, wear and tear and depreciation excepted, and in efficient operating condition in accordance with good commercial maintenance practices employed in the offshore oil and gas contract drilling industry, (c) keep each Vessel tight, staunch, strong and in all respects seaworthy, in so far as due diligence can make it, (d) maintain each Vessel with full unexpired classification and other required certificates and (e) furnish prior to May 25 of each year to the Mortgagee, a written statement of the classification society that the classification referred to in (a) above is in effect. All maintenance and repairs will be made in a good and workmanlike manner by persons of appropriate skill and experience whose work will not adversely affect the service life or marketability of each Vessel. All repairs, parts, mechanisms, devices, replacements, improvements, changes, additions and alterations to the Vessels shall immediately and without further act, become part of the Vessels and subject to this Mortgage. Mortgagor shall promptly furnish to the Mortgagee copies of each damage survey with respect to damage to any Vessel where the survey does not specifically quantify the cost of total damages or where the survey states total damage in excess of USD 100,000.00.

       Section 1.12 Changes in Vessels. The Mortgagor will not make, or permit to be made, any material change in the structure or type of any Vessel or in its equipment which would alter the essential character of such Vessel, or materially impair its use for the purpose for which it was designed, other than as necessary to meet regulatory or classification society requirements, unless it shall have received the prior written consent thereto of the Mortgagee, which consent shall not be unreasonably withheld.

       Section 1.13 Inspection. The Mortgagor at all times shall afford the Mortgagee or its authorized representatives full and complete access to the Vessels for the purpose of inspecting or surveying the same and their papers and, at the request of the Mortgagee, the Mortgagor shall deliver for inspection copies of any and all contracts and documents relating to each Vessel, whether on board or not and shall cause any charterer to comply herewith during the term of any charter to the maximum extent permitted thereunder; provided, however, that any inspection of the Vessels shall be subject to any consents required by operators under applicable drilling contracts or by applicable Government Agencies, which consents the Mortgagor shall use its best efforts to obtain.

       Section 1.14 Change of Flag or Port of Documentation. The Mortgagor will not change the flag or port of documentation of either Vessel without the prior written consent of the Mortgagee and the payment by the Mortgagor of all expenses of registration or re-registration of this Mortgage. Such consent may be denied or withheld for any reason or for no reason, except that Mortgagee shall not unreasonably withhold its consent to a change in the port of documentation, although reasonable conditions may be attached to such consent. Any such written consent to any one transfer or change of flag or port of documentation shall not be construed as a waiver of these provisions with respect to any other or subsequent proposed transfer or change of flag or port of documentation.

       Section 1.15  Sale or Other Disposition of Vessels.

       (a) Except as provided below, the Mortgagor will not sell, charter, mortgage, transfer or in any other way dispose of all or any part of or interest in any Vessel without the prior written consent of the Mortgagee. Any sale, mortgage, charter, transfer or other disposition of all or any part of or interest in any Vessel shall be subject to the provisions of this Mortgage and the lien hereof. The Mortgagor will not charter any Vessel to, or permit any Vessel to serve under any drilling contract with, a person included within the definition of "designated foreign country" or a "national" of a "designated foreign country" in the "Foreign Assets Control Regulations" or "Cuban Assets Control Regulations" of the United States Treasury Department, 31 C.F.R. Chapter V, as amended, within the meaning of said regulations or of any regulation, interpretation or ruling issued thereunder.

       (b) Mortgagor shall not enter into any bareboat charter for any Vessel in excess of twelve months (inclusive of all extension and renewal opt-on periods) with an entity not an affiliate of the Guarantor without the prior written consent of the Mortgagee, and in the case where such consent is given, not without providing Mortgagee a copy thereof and without first obtaining the written agreement of such charterer in each case to the collateral assignment by Mortgagor to
  Mortgagee of a first priority lien and security interest in the charter, charter hire and earnings of such charter, such consent to be in form acceptable to Mortgagee. Mortgagor undertakes and covenants that any such charter shall contain a provision prohibiting the charterer and any other persons from incurring or acquiring any lien on any Vessel.

       Section 1.16 Requisition of Title or Use. In the event that the title to or ownership of any Vessel, or the use of any Vessel (whether on a bareboat, time or voyage charter basis or any other basis), shall be requisitioned, purchased or taken by, or any Vessel shall be seized by or forfeited to any government of any country or any department, agency or representative thereof, pursuant to any present or future law, proclamation, decree, order or otherwise, or by any other person or persons, whether or not acting under color of governmental authority, the compensation, purchase price, reimbursement or award for such requisition, purchase, seizure, forfeiture or other taking of such title, ownership or use shall forthwith be and become payable to the Mortgagee, who shall be entitled to receive the same and shall apply it as provided in Section 1.05(c) of the Loan Agreement.

       Section 1.17 Notice of Loss, Requisition or Damage. In the event of (a) the disappearance or actual or constructive loss of any Vessel, (b) any event referred to in Section 1.16 hereof with respect to any Vessel, or (c) any casualty, accident or damage to any Vessel established to be in excess of USD 100,000.00, the Mortgagor will give written notice thereof (containing full particulars), within three (3) Business Days of the occurrence thereof, to the Mortgagee.

       Section 1.18 Insurance.

       I. Form and Amount.

       I(A). Hull & Machinery Insurance. At its own expense, Mortgagor shall maintain or cause to be maintained with financially sound and reputable insurers reasonably satisfactory to Mortgagee all risk equivalent marine hull and machinery insurance (and, if necessary to satisfy the proviso of this subparagraph, policies of increased value insurance) and war risk hull and machinery insurance covering confiscation, nationalization, expropriation and seizure on an agreed value basis on each Vessel against loss, damage, fire and such other perils and in such amounts as are usually maintained on vessels engaged in the same or a similar business under blanket fleet policies with respect to vessels of like size, character and marine activity; provided, however, that in no event shall the amount of such insurance, subject to such deductible, if any, as permitted by Mortgagee, at any time be less than the greater of (a) the Fair Market Value (as defined in the Loan Agreement) or (b) the amount of the outstanding principal, interest and all other obligations secured by this Mortgage.

       Such insurance shall name the Mortgagee, Mortgagor and other interested persons as insureds as their respective interests may appear, but (subject only to paragraph II of Section 1.18) shall be payable solely to Mortgagee for further disbursement by it to the other insureds as their interests may appear and shall be applied as set forth in Subpart II of this Section 1.18.

       Unless a Default hereunder shall have occurred and is continuing hereunder, Mortgagee consents to a deductible of USD 250,000.00 per incident with respect to policies required under this Subsection I(A).

       I(B). Liability Insurance. At its own expense, Mortgagor shall maintain entries with financially sound and reputable insurers or protection and indemnity associations reasonably satisfactory to the Mortgagee protection and indemnity, collision, tower's liability including crew, cargo, contractual liabilities, and removal of wreck insurance and protection and indemnity war risk insurance protecting the interests of Mortgagor and Mortgagee against liability for property damage to third persons (including liability to any governmental authority or other person with respect to pollution liability) and personal injury or death to any person arising out of the maintenance, use, operation and ownership of the Vessels, cargo damage or loss, contractual liability and wreck removal in such amounts as are usually carried by persons engaged in the same or similar businesses; provided, however, that in no event shall the amount of such insurance per person and per occurrence (subject to such deductible, if any, permitted by Mortgagee) be less than the customary amount of coverage available on the market from time to time with respect to vessels of the same type, age and trade as the Vessels and reasonably acceptable to the
  Mortgagee and in no event shall the total amount of such liability insurance be less than USD 25,000,000. Such liability insurance shall name each of the Mortgagee, Mortgagor and other interested persons as additional insureds, as their respective interests may appear, but the proceeds of such policies shall be payable to the person actually suffering the loss in respect of which such proceeds are payable provided, however, that if Mortgagee shall have first notified the underwriters or brokers that a Default hereunder has occurred then all such proceeds to which the Mortgagor would have otherwise been entitled shall be thereafter payable to Mortgagee for distribution to itself and others as their interests may appear as hereinafter set forth or otherwise with the consent of Mortgagee in each case.

       I(C).    Other  Insurance.    At  its  own  expense,  the
  Mortgagor shall, at all times during which the Vessels are operating within the jurisdiction of the United States of America, maintain

            (i) insurance or post bond or maintain or cause to be maintained approved evidence of financial responsibility with respect to the Vessels to cover the actual cost of removal of discharged oil for which the Mortgagor or the Vessels may be held strictly liable (or held liable due to negligence of the Mortgagor or any other person) under the Clean Water Act of 1977, the Oil Pollution Act of 1990 or the Outer Continental Shelf Lands Act, or under any other federal or state law which, in the future, may apply to the Vessels or to the Mortgagor; and the Mortgagor shall maintain insurance or post bond or maintain or cause to be maintained approved evidence of financial responsibility covering similar pollution risks or liabilities incident thereto under any law, regulation or judicial decision of any foreign jurisdiction or jurisdictions or political subdivision thereof applicable to the Mortgagor, the Vessels or their operations;

           (ii) such workmen's compensation or longshoremen's and harbor workers' insurance as shall be required by applicable law, including endorsements for Outer Continental Shelf operations, borrowed servant, voluntary compensation and in rem claims;

          (iii) insurance (with a limit of USD 5,000,000 per occurrence) naming the Mortgagor and the Mortgagee assureds and loss payees, as their interests may appear, against contingent Energy, Exploration and Development ("E.E.D.") liabilities in connection with operations conducted by the Vessels with respect to Vessels operating under a drilling contract with a financially responsible operator acceptable to the Mortgagee that indemnifies against such E.E.D. arising out of blowout occurring (above and below the seabed), cratering, redrilling/recompletion, cost of control, clean-up, containment seepage and pollution from blowouts above the seabed, spillage or leakage in connection with operations conducted by any Vessel to the extent available at reasonable cost, in form and substance satisfactory to the Mortgagee, and third party liabilities ("T.P.L.") that may be assumed by a contract which is legally
       enforceable   and  in   form  and   substance  reasonably
       satisfactory to the Mortgagee. Deductibles or self-insured retentions shall not exceed USD 250,000 (E.E.D.)/ (T.P.L.) and shall be for the account of the Mortgagor;

            (iv)    excess   seepage,  pollution,  clean-up  and
       containment liability coverage in the amount of USD 50,000,000 in respect of offshore operations in excess of and following the seepage, pollution, clean-up and containment liability coverage recited in Subsection
       (iii) above; and

            (v) mortgagee's interest insurance or breach of warranty endorsement in favor of the Mortgagee with such underwriters and under forms of policies approved by the Mortgagee, which approval shall not be unreasonably withheld, in an amount equal to at least 125% of the Loan.

       II. Application of Proceeds. All policies of insurance required under this Section 1.18 shall be placed through first-class marine brokers reasonably acceptable to Mortgagee and shall name the Mortgagor and Mortgagee as Additional Insureds. All policies maintained under Subsection I above shall also name the Mortgagee as a loss payee for all hull and machinery policies, and, in the case of policies procured under Subpart I(A) hereof, shall provide that all payments in respect of loss or damage shall be made solely to the Mortgagee for all amounts in excess of USD 1,000,000 and that upon the occurrence and continuance of a Default hereunder, all proceeds shall be payable solely to Mortgagee. Any insurance recoveries under any policies to which the Mortgagee shall be so entitled shall be applied as provided in Section 1.05(c) of the Loan Agreement. Until a Default has occurred, the Mortgagee and the Mortgagor shall cooperate in adjusting any claim with the underwriters of insurances for the Vessels and underwriters may rely on any agreement reached with the Mortgagor as binding both the Mortgagee and the Mortgagor. Following the occurrence of a Default, the Mortgagee and the Mortgagor shall continue to cooperate to adjust any claim but only the Mortgagee shall have the power to agree any adjustment with underwriters on behalf of the Vessels, the Mortgagor and itself.

       III. Constructive Total Loss. In the event of an accident, occurrence or event resulting in a constructive total loss of any Vessel, the Mortgagee shall have the right to claim for a constructive total loss of the Vessel and to require that Mortgagor declare such to be a constructive total loss, and if both (1) such claim is accepted by all underwriters under all policies then in force as to the Vessel under which payment is due for total loss and (2) payment in full is made in cash under such policies, then the Mortgagee shall have the right at its election, to abandon the Vessel to the underwriters under such policies, free from the lien of this Mortgage and apply the proceeds of such insurance as provided in Section 1.05(c) of the Loan Agreement.

       IV. Agreed or Compromised Total Loss. In the event of an accident, occurrence or event of damage to any Vessel, the Mortgagee shall have the right in its discretion to enter into an agreement or compromise with underwriters providing for an agreed or compromised total loss of the Vessel.

       V. Carriers; Approvals. All insurance required under this Section shall be placed and kept with the United States Government or with American, British, or other insurance companies, underwriters' associations, clubs or underwriting funds approved by the Mortgagee, which consent shall not be unreasonably withheld. Any approval of a policy under this
  Section 1.18 shall be effective until the end of the policy period or until thirty (30) days after the Mortgagee shall notify the Mortgagor of the desired change in the form and/or amount thereof, whichever shall first occur. Notwithstanding the foregoing, Mortgagee may require changes on shorter notice if such changes are necessary or desirable to comply with requirements of or insure against liabilities created or increased by any change, modification, amendment in the law (including judicial or administrative decisions), regulations, rules, policies or practices of the United States government or the government of any state, territory, possession thereof or of any other place where the Vessel may be operating or whose laws may apply.

       VI. Taking, Requisition, etc. During the continuance of a taking, requisition or charter of the use of any Vessel by the United States Government, with the prior written consent of the Mortgagee, the provisions of this Section shall be deemed to have been complied with in all respects as to any Vessel if the United States Government shall have agreed, pursuant to an agreement in form and substance satisfactory to the Mortgagee, to reimburse the Mortgagee and the Mortgagor for loss or damage resulting from the risks indicated in subsection I of this Section. In the event of any taking, requisition, charter or loss of any Vessel contemplated by this paragraph the Mortgagor shall promptly furnish to the Mortgagee a certificate from a Responsible Officer stating that such taking, requisition, charter or loss has occurred and, if such is the case, that the United States Government has agreed to reimburse the Mortgagee and the Mortgagor for loss or damage resulting from the risks covered pursuant to the requirements of Subpart I of this Section 1.18.

       VII. Additional Provisions. All insurance required under this Section 1.18 shall, unless otherwise first agreed in writing by the Mortgagee, provide that (1) there shall be no recourse against the Mortgagee for the payment of premiums, supplemental or back calls or commissions or warranties or representations to underwriters, (2) if such insurance provides for the payment of club calls, assessments or advances, there shall be no recourse against the Mortgagee for the payment thereof, (3) at least thirty (30) days' (seven (7) days in the case of war risk coverage) prior written notice of any cancellation, reduction in amount or change in coverage or other material change of such insurance shall be given to the Mortgagee by the insurance underwriters, (4) the interests of the Mortgagee shall be continued insured regardless of any breach of or violation by Mortgagor or any other insured of any warranties, declarations or conditions contained in such insurances, (5) no insurance shall be excess over other coverage but shall be primary insurance and shall not require any contribution from any excess insurance on any Vessel which may be carried by Mortgagee, (6) no insurance shall be invalidated by any assignment of any charters of any Vessel, and (7) the insurers agree to advise Mortgagee promptly in writing of any default in the payment of any premium and of any other act or omission of which such insurer has knowledge which might invalidate or render unenforceable, in whole or in part, any such policy. The policies shall provide for severability of interest as though separate policies were issued to each additional insured except with respect to the limits of liability.

       The Mortgagor shall not, without the prior written consent of the Mortgagee, do any act, nor voluntarily suffer nor permit any act to be done, whereby any insurance required by this Section shall or may be suspended, impaired or defeated, or suffer or permit any Vessel to engage in any voyage or any activity not permitted under policies of insurance satisfactory to the Mortgagee in all respects for such voyage or the engaging in of such activity.

       Section 1.19 Reimbursement of Mortgagee. In the event that Mortgagor shall fail to obtain or maintain insurance in accordance with the provisions of this Mortgage, Mortgagee shall have the right to obtain, and pay the premiums on, such insurance as Mortgagee reasonably deems necessary. The
  Mortgagor shall reimburse the Mortgagee on demand, with interest at the rate (described in Section 1.04(c) of the Loan Agreement) for any and all expenditures which the Mortgagee may from time to time make, lay out or expend in providing protection in respect of insurance, discharge or purchase of any liens, taxes, dues, assessments, governmental charges, fines and penalties imposed, repairs, attorneys' fees and other matters as the Mortgagor is obligated herein to provide, but fails to provide. Such obligation of the Mortgagor to reimburse the Mortgagee, together with interest as provided above, shall be an additional indebtedness due from the Mortgagor, secured by this Mortgage, and shall be payable by the Mortgagor on demand. The Mortgagee, though privileged so to do, shall be under no obligation to the Mortgagor or to any other person to make any such expenditures, nor shall the making thereof relieve the Mortgagor of any Default in that respect.

       Section 1.20 Reports. Prior to the date hereof and concurrently with each renewal or replacement of each policy or entry thereafter, Mortgagor shall furnish to the Mortgagee an original certificate of insurance or a report by a first class marine insurance broker reasonably acceptable to the Mortgagee, describing in reasonable detail the insurance then carried and maintained on and with respect to the Vessels and certifying that such insurance complies with the terms hereof and certifying that the insurances are in the form, cover the risks and are in the amounts determined in accordance with
  Section 1.18 of this Mortgage, and that, in the opinion of such firm, the insurance then carried and maintained complies with the terms of said Section 1.18. Mortgagor shall obtain for the benefit of Mortgagee the undertaking of Mortgagor's insurance agent or broker to promptly advise the Mortgagee in writing of any act or omission of which such agent or broker has knowledge which might invalidate or render unenforceable, in whole or in part, any such policy.

                        ARTICLE 2. DEFAULTS

       Section 2.1 Defaults. The occurrence and continuance of any of the following events (each of which is herein called a "Default") shall constitute a default hereunder:

            (a) The occurrence of an Event of Default under (and as defined in) the Loan Agreement; or

            (b)  The occurrence of a default under the Guaranty;
  or

            (c)  Default  by  the  Mortgagor  in   the  due  and
  punctual observance or performance of any of the covenants or agreements contained in Sections 1.4, 1.5, 1.9, 1.10, 1.11,
  1.12, 1.13, 1.14, 1.15, 1.17, 1.18 or 1.19 hereof; or

            (d) Breach by Mortgagor under any entry or policy of insurance from time to time in effect with respect to the Vessels.

            (e)  Default  by  the  Mortgagor  in  the   due  and
  punctual observance or performance of any other covenant or agreement contained in this Mortgage and the continuance of such default unremedied for a period of 30 days; or

            (f) The arrest, attachment or detention of any Vessel by a U.S. Marshal or other officer of any court of law, equity or admiralty jurisdiction in any country or nation of the world or by any government or other person; or

            (g) The Mortgagor or any charterer shall remove or attempt to remove any Vessel beyond the geographic limits of the then current insurance coverage in place on the Vessel, or shall abandon the Vessel in a foreign port or shall cease to be a citizen of the United States of America within the meaning of Section 2 of the Shipping Act, 1916, as amended.

           ARTICLE 3. REMEDIES: APPLICATION OF PROCEEDS

       Section 3.1 Sale. etc. If a Default specified in Subsection 2.1(a) above shall occur as a result of an Event of Default occurring under Article IV, subsections H or I of the Loan Agreement, then, and in any such event, the principal amount of the Note, together with accrued interest thereon and all other obligations shall become immediately due and payable without any notice or other action by the Mortgagee, or if any other Default shall occur and be continuing, then, and in any such event, the Mortgagee may, by notice of default given to the Mortgagor, declare the principal amount of the Note, together with accrued interest thereon and any other amounts due in accordance therewith and all other obligations to be forthwith due and payable, whereupon all such amounts shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. During the continuance of any Default, Mortgagee shall have the right to pursue and enforce any of its rights and remedies under the Loan Agreement and any other Loan Document and, in addition, Mortgagee may do any one or more of the following as it may elect:

       (a) Exercise all the rights and remedies in foreclosure and otherwise given to mortgagees by the provisions of the U.S. Code, Tit. 46, Ch. 313, as amended, or other applicable law including the laws of any other applicable jurisdiction;

       (b) Bring suit at law, in equity or in admiralty or initiate and prosecute such other judicial, extra-judicial, or administrative proceedings as it may consider appropriate to recover any and all sums due, or declared due, on the Note, and all other obligations due, with the right to enforce payment of said sums against any assets of the Mortgagor, whether they are covered by this Mortgage or otherwise;

       (c) Take possession of the Vessels with or without legal proceedings, at any place where it or they may be found; and the Mortgagor or any person in possession of the Vessels, forthwith upon request by the Mortgagee, as mortgage creditor, shall deliver possession to the Mortgagee, and the Mortgagee shall have the right, without being responsible for loss or damage, to lay up, hold, charter, lease, operate or otherwise use the Vessels for such period and under such conditions as it may deem most expedient for its interest, and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, returns, premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of the Vessels or in respect of any insurance thereon from any person whomsoever, accounting only for net profits, if any, arising from such use and charging against all receipts from such use or from the sale of the Vessels by court proceedings or pursuant to subsection (d) below, all costs, expenses (including without limitation attorneys' fees and disbursements), charges, damages or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given to it to take the Vessels and shall take them, the Mortgagee shall have the right to dock the Vessels at any dock, pier or other premises owned or leased by the Mortgagor without charge, or at any other place at the cost and expense of the Mortgagor;

       (d) Take and enter into possession of the Vessels, at any time, wherever the same may be, without legal process, and if it seems desirable to the Mortgagee without being responsible for loss or damage, sell it at any place or places and at such time or times as the Mortgagee may specify, at public or private sale, by sealed bids or otherwise, on such terms and conditions as the Mortgagee deems best, free of any claim, commitment or encumbrance, regardless of the nature thereof, in favor of the Mortgagor and, except as provided by law, in favor of any other person, upon advance notice of ten
  (10) consecutive days published in any newspaper authorized to publish legal notices of that kind in the port of documentation and the places of sale of the Vessels and by sending notice of each such sale at least fourteen (14) days prior to the date fixed for such sale, by mail, to the Mortgagor. In the event that the Vessels shall be offered for sale by private sale, no newspaper publication of notice shall be required, nor notice of adjournment of sale. Sale may be held at such place and at such time as the Mortgagee by notice may have specified, or may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and, without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned; and any sale may be conducted without bringing the Vessels to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage, and the
  Mortgagee may become the purchaser at any public sale, and shall have the right to credit on the purchase price any and all sums of money due to the Mortgagee under the Note, or otherwise due to the Mortgagee hereunder or under the Loan Agreement, the Guaranty or under any other instrument evidencing any obligation.

       Section 3.2 Finality of Sale. A sale of the Vessels made in pursuance of this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Mortgagor therein and thereto, and shall bar the Mortgagor, its successors and assigns, and all persons claiming by, through or under them. No purchaser shall be bound to inquire whether notice has been given or whether any Default has occurred, or as to the propriety of the sale, or as to application of the proceeds thereof. In case of any such sale, any purchaser who is the holder of this Mortgage shall be entitled, for the purpose of making settlement or payment for the Vessels, to apply the balance due under this Mortgage or a part thereof as part or all of the purchase price to the extent of the amount remaining due and unpaid. At any such sale, the holder of this Mortgage may bid for and purchase the Vessels and upon compliance with the terms of sale may hold, retain and dispose of the Vessels without further accountability. At any such sale, the Mortgagee may bid for the purchase of the Vessels and upon compliance with the terms of sale may hold and retain and dispose of the Vessels without further accountability therefor.

       Section  3.3    Powers  and  Rights  of  Mortgagee   upon
  Occurrence of Default.

            (a) Sale. For the purpose of Sections 3.1 and 3.2 the Mortgagor does hereby irrevocably appoint the Mortgagee and its successors and assigns the true and lawful attorneys-in-fact of the Mortgagor, in its name and stead, to make the necessary transfers of the Vessels, and for that purpose the Mortgagee may execute the necessary instruments of assignment and transfer (including bills of sale), the Mortgagor hereby ratifying and confirming all that its said attorney shall lawfully do by virtue hereof. Nevertheless, the Mortgagor, if so requested by the Mortgagee, shall ratify and confirm any sale of the Vessels by executing and delivering to the purchaser thereof such proper bills of sale, conveyances, instruments of transfer and releases as may be designated in such request.

            (b)    Revenues and  Proceeds  of  the Vessels.  The
  Mortgagee is hereby irrevocably appointed attorney-in-fact of the Mortgagor, upon the happening and during the continuation of any Default, in the name of the Mortgagor to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all drilling contract revenues, freights, hire, earnings, issues, revenues, income and profits of the Vessels, and all amounts due from underwriters under any insurance thereon as payment or losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due in respect of the Vessels or in respect of any insurance thereon from any person whomsoever, and to make, give and execute in the name of the Mortgagor acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Mortgagor all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing, the Mortgagor hereby confirming and ratifying the same.

            (c) Additional Rights. The Mortgagor covenants and agrees that in addition to any and all other rights, powers and remedies elsewhere in this Mortgage granted to and conferred upon the Mortgagee, and including, without limitation, in any suit to enforce any of its rights, powers or remedies, if a Default shall have occurred and be continuing and shall not have been waived by the Mortgagee, the Mortgagee shall be entitled as a matter of right and not as a matter of discretion (i) to the appointment of a receiver or receivers of the Vessels and collection of the freights, hire, earnings, issues, revenues, income and profits due or to become due arising from any operation of the Vessels, and any receiver or receivers so appointed shall have full right and power to use and operate the Vessels, and (ii) to a decree ordering and directing the sale and disposal of the Vessels, and the Mortgagee may become the purchaser at such sale and shall have the right to credit on the purchase price any and all sums of money due under the Note or otherwise due to the Mortgagee hereunder or under the Loan Agreement, the Guaranty or under any other Loan Document. The Mortgagee shall not be required to have the Vessels marshalled (upon any sale of the Vessels pursuant to this Mortgage or otherwise) or be required to realize on any other collateral prior to realization on the Vessels. Whenever any right to enter and take possession of any Vessel accrues to the Mortgagee, it may require the Mortgagor to deliver, and the Mortgagor shall on demand, at its own cost and expense, deliver such Vessel to the Mortgagee at the location designated by the Mortgagee.

       Section 3.4 Restoration of Position. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to the Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

       Section 3.5 Application of Proceeds. (a) The proceeds of any sale and net earnings derived from the operation, use, charter, or any other employment of the Vessels by the Mortgagee, as mortgage creditor, and within any of the powers and authority above given, as well as the proceeds of any judgment which the Mortgagee may obtain by reason of the breach or failure to perform any of the terms of this Mortgage, as well as the proceeds of any claim for damage received by the Mortgagee while exercising the powers and the authorities above given, shall be applied by Mortgagee as provided in the Loan Agreement.

            (b)   In the event the proceeds and the net earnings
  referred to in this Section 3.5 should be insufficient to pay the sum total of the Mortgagor's obligations to the Mortgagee, then the Mortgagee, as mortgage creditor, shall have the right to collect and to receive from the Mortgagor, or from any other person or persons who may be chargeable in respect thereof, such amount as will fully pay any remaining deficiency with respect to the obligations. In any action to enforce the Mortgage whether in rem or in personam, in admiralty, in equity or at law Mortgagor hereby waives any right to trial by jury.

       Section 3.6 No Transfer in Violation of Shipping Act. Notwithstanding any other provision herein to the contrary, no sale, charter, transfer or other disposition of any Vessel or any interest therein may be made to any entity not a citizen of the United States within the meaning of Section 2 of the Shipping Act of 1916, as amended, without the approval of the Secretary of Transportation of the United States.

       Section 3.7 Defeasance. If the Note shall have been satisfied and discharged, then this Mortgage and the estate and rights hereunder shall cease, determine, and become null and void; and the Mortgagee, on the request of the Mortgagor and at the Mortgagor's cost and expense, shall forthwith cause satisfaction and discharge of this Mortgage to be entered upon its and other appropriate records and shall execute and deliver to the Mortgagor such instruments as may be necessary in the Mortgagor's reasonable opinion to duly acknowledge the satisfaction and discharge of this Mortgage.

       Section 3.8 Right of Peaceful Enjoyment. During the term of this Mortgage and so long as no Event of Default or Default shall have occurred and be continuing, the Mortgagor shall have full and peaceful enjoyment, use, right to possession and control of the Vessels.

       Section 3.9 Cure of Events of Default or Default. If at any time after an Event of Default or Default and declaration of acceleration pursuant to Section 3.1 of this Article III and prior to any foreclosure action having been taken by the Mortgagee under any of the Loan Documents to realize upon the security provided by such documents, the Mortgagor offers completely to cure all Events of Default or Default and to pay all expenses, advances and damages to the Mortgagee consequent to such Events of Default or Default, with interest at the rate provided for in Section 1.04(c) of the Loan Agreement, then and in the case of the first such Event of Default or Default, the Mortgagee shall, and in the case of any succeeding Events of Default or Default, the Mortgagee may accept such offer and payment and restore the Mortgagor to its former position. However, such action shall not affect any subsequent Event of Default or Default or impair any rights consequent thereon.

              ARTICLE 4. GENERAL POWERS OF MORTGAGEE

            (a) Arrest or Detention of a Vessel. In the event that any Vessel shall be arrested or detained by a Marshal or other officer of any court of law, equity or admiralty jurisdiction in any country or nation of the world or by any government or other person, the Mortgagor does hereby authorize and empower the Mortgagee, from the date of arrest or detention, in the name of the Mortgagor, or its successors or assigns, to apply for and receive possession of and to take possession of the Vessel with all the rights and powers that the Mortgagor, or its successors or assigns, might have, possess or exercise in any such event; and this power of attorney shall be irrevocable and may be exercised not only by the Mortgagee but also by its appointee or appointees, with full power of substitution, to the same extent as if the said appointee or appointees had been named as one of the attorneys above named by express designation.

            (b) Suits. The Mortgagor also authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Mortgagor, its successors or assigns, in any court of any country or nation of the world where a suit is pending against any Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released and to take such proceedings as to them may seem proper towards the defense of such suit and the discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or discharge shall be a debt due from the Mortgagor, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

                       ARTICLE 5. INDEMNITY

       The Mortgagor assumes liability for, and agrees to indemnify and hold the Mortgagee harmless from, all claims, costs, expenses (including legal expenses), damages and liabilities arising from or pertaining to this Mortgage or the ownership, use, possession or operation of the Vessels; provided that Mortgagor shall have no obligation hereunder with respect to amounts subject to indemnification between such parties under any agreement of trust between such parties or for indemnified liabilities arising from the gross negligence or wilful misconduct of Mortgagee. The agreements and indemnities contained in this Article shall survive the maturity or earlier discharge of this Mortgage and payment in full of the Note.

                   ARTICLE 6. SUNDRY PROVISIONS

       Section 6.1 Cumulative Remedies; No Waiver. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right or power in the pursuance of any remedy specified in Article 3 above accruing upon any Default hereof shall impair any such right, power or remedy or be construed to be a waiver of any such Default or an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of any part of the indebtedness secured by this Mortgage or of any payment on account of any past Default be construed to be a waiver of any right to take advantage of any future Default or of any past Default not completely cured thereby.

       Section 6.2 Further Assurances. In the event that this Mortgage, or any provisions hereof, shall be deemed invalid in whole or in part by reason of any present or future law or any decision of any court having jurisdiction, or if the documents at any time held by the Mortgagee shall be deemed by the Mortgagee for any reason insufficient to carry out the rights and powers granted to the Mortgagee herein, then, from time to time, the Mortgagor will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered such other and further assurances and documents as in the opinion of the Mortgagee may reasonably be required in order to more effectively subject the Vessels to the lien of this Mortgage or more effectively subject the Vessels to the performance of the terms and provisions of this Mortgage, or to enable this Mortgage continuously to enjoy the status of a First "Preferred" Mortgage.

       Section 6.3 No Waiver of Preferred Status. No provision of this Mortgage shall be deemed to constitute a waiver by the Mortgagee of the preferred status hereof given by the U.S. Code, Tit. 46, Ch. 313, as amended, and any provision of this Mortgage which would otherwise constitute such a waiver shall to such extent be of no force or effect.

       Section   6.4       Survival   of   Agreements.       All
  representations, warranties, covenants and agreements herein contained or made in writing in connection with this Mortgage shall survive the execution of this Mortgage and shall continue in full force and effect until all sums secured hereby shall have been paid in full, and the same shall bind and inure to the benefit of the respective successors and assigns of the Mortgagor and the Mortgagee.

       Section 6.5  Notices.   All notices, requests and demands
  shall be in writing (including telecopier) given to or made upon the respective parties hereto as follows:

       In the case of the Mortgagor or the Guarantor, at

            Reading & Bates Corporation
            901 Threadneedle, Suite 200
            Houston, Texas 77079

            Attention:  Chief Financial Officer
            Telecopier:  (713) 496-0285

       In the case of Mortgagee, at

            The CIT Group/Equipment Financing, Inc.
            1211 Avenue of the Americas
            New York, New York  10036

            Attention:  (a)  Senior Vice President-Credit
                             Telecopier: (212) 536-1385

                        (b)  Legal Department
                             Telecopier: (212) 536-1388

  or in such other manner as any party hereto shall designate by written notice to the other parties hereto. All such notices shall be effective upon delivery or 3 days after being deposited in the United States mail with postage prepaid certified, return receipt requested in a correctly addressed wrapper, or upon receipt if delivered to Federal Express or similar courier company or transmitted by telefax, except that all notices, requests and demands to the Mortgagee shall not be effective until received by the Mortgagee. All notices, demands, requests, communications and other documents delivered hereunder or under the Loan Documents, unless submitted in the English language, shall be accompanied by certified English translation thereof.

       Section 6.6    Counterparts.    This  instrument  may  be
  executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original.

       Section  6.7    Nature  of  Agreements  Hereunder.    The
  agreements, terms, conditions, rights, remedies and indemnities provided herein are in addition to, not in limitation of, and shall not be limited by, each of the agreements, terms, conditions, rights, remedies and indemnities contained in the Loan Agreement.

       Section 6.8 Recording. For purposes of this Mortgage and for purposes of recording this Mortgage as required by 46 U.S. Code, Ch. 313, the total amount of this Mortgage is Twenty Five Million United States Dollars (USD 25,000,000) plus interest, costs, expenses and performance of Mortgage covenants; the discharge amount is the same as the total amount and there is no separate discharge amount.

       Section 6.9 Construction. Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the Mortgagor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

       Section 6.10 Consent to Forum. THE MORTGAGOR HEREBY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR IN ANY WAY IN CONNECTION WITH THIS MORTGAGE MAY BE INSTITUTED OR BROUGHT IN THE COURTS OF THE STATE OF NEW YORK, IN THE COUNTY OF NEW YORK, OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS THE MORTGAGEE MAY ELECT, AND BY EXECUTION AND DELIVERY OF THIS MORTGAGE, THE MORTGAGOR HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURT, AND TO ALL PROCEEDINGS IN SUCH COURTS. THE MORTGAGOR IRREVOCABLY CONSENTS TO SERVICE OF ANY SUMMONS AND/OR LEGAL PROCESS BY REGISTERED OR CERTIFIED UNITED STATES AIR MAIL, POSTAGE PREPAID, TO THE MORTGAGOR AT THE ADDRESS SET FORTH IN SECTION 6.5 HEREOF, SUCH METHOD OF SERVICE TO CONSTITUTE, IN EVERY RESPECT, SUFFICIENT AND EFFECTIVE SERVICE OF PROCESS IN ANY SUCH LEGAL ACTION OR PROCEEDING. NOTHING IN THIS MORTGAGE SHALL AFFECT THE RIGHT OF THE MORTGAGEE TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR LIMIT THE RIGHT OF THE MORTGAGEE TO BRING ACTIONS, SUITS OR PROCEEDINGS WHETHER IN REM, IN PERSONAM, IN LAW, EQUITY, ADMIRALTY OR OTHERWISE IN THE COURTS OF ANY OTHER JURISDICTION. THE MORTGAGOR FURTHER AGREES THAT FINAL JUDGMENT AGAINST IT IN ANY SUCH LEGAL ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION, WITHIN OR OUTSIDE THE UNITED STATES OF AMERICA, BY SUIT ON THE JUDGMENT, A CERTIFIED OR EXEMPLIFIED COPY OF WHICH Shall BE CONCLUSIVE EVIDENCE OF THE FACT AND THE AMOUNT OF THE LIABILITY.

       Section 6.11 Rights of Mortgagor. Until one or more of the Events of Default herein above described shall happen, the Mortgagor (a) shall be suffered and permitted to retain actual possession and use of the Vessels; (b) may at any time alter, repair, change or re-equip the Vessels, subject, however, to the provisions of Section 1.12 hereof and (c) shall have the right, from time to time in its discretion and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, drilling equipment, pumps, drill pipes, collars, racking, housing spare parts and supporting inventory, vehicles or living quarters or any other appurtenances of the Vessels, first or simultaneously replacing the same by boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, drilling equipment, pumps, drill pipes, collars, racking, housing, spare parts and supporting inventory, vehicles or living quarters or other appurtenance of substantially equal value to the Mortgagor, which shall forthwith become subject to the lien of this Mortgage as a preferred mortgage thereon.

       IN  WITNESS  WHEREOF,  the  Mortgagor   has  caused  this
  Mortgage to be duly executed and delivered as of the day and year first above written.

                                READING & BATES OFFSHORE, LIMITED


                                By: _____________________________
                                     Name:  T. W. Nagle
                                     Title: Vice President and
                                     Treasurer

  STATE OF  TEXAS          )
                           ) ss.:
  COUNTY OF HARRIS         )


       On this ____ day of May, 1995, before me personally came T.W. Nagle, to me known, who, being by me duly sworn, did depose and say that his address is 901 Threadneedle, Houston, Texas 77079; that he is Vice President and Treasurer of Reading & Bates Offshore, Limited the corporation described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said corporation.




  _________________________________
      (Notary Public)